                                                                  Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" in this Form S-3 Registration Statement of Boston Properties, Inc. and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below of Boston Properties, Inc.

                                                            Date of Independent
Financial Statements                                        Accountants Report
--------------------                                        -------------------
Financial statements of Boston Properties, Inc.             January 23, 1998,
as of December 31, 1997 and for the period from             except for
June 23, 1997 to December 31, 1997, and of  The Boston      Note 16 which
Properties Predecessor Group as of December 31, 1996        the date is
and for the years ended December 31, 1996 and 1995, and     February 2, 1998
for the period from January 1, 1997 to June 22, 1997.

Financial statement schedules of  Boston Properties, Inc.
as of December 31, 1997.                                    January 23, 1998

Statement of revenue over certain operating expenses
of Riverfront Plaza for the year ended December 31, 1997.   August 17, 1998

Statement of revenue over certain operating expenses
of the Mulligan/Griffin Portfolio for the year ended
December 31, 1997.                                          August 14, 1998

Statement of revenue over certain operating expenses
of the Carnegie Center Portfolio for the year ended
December 31, 1997.                                          July 30, 1998

Statement of revenue over certain operating expenses of Prudential Center for the year ended December 31, 1997. July 24, 1998

Statement of revenue over certain operating expenses
of Metropolitan Square for the year ended
December 31, 1997.                                          July 10, 1998

Statement of revenue over certain operating expenses
of Riverfront Plaza for the year ended December 31, 1996    November 25, 1997

Statement of revenue over certain operating expenses
of Mulligan/Griffin Portfolio for the year ended
December 31, 1996.                                          November 20, 1997

Statement of revenue over certain operating expenses
of 100 East Pratt Street for the year ended
December 31, 1996.                                          November 3, 1997

Statement of revenue over certain operating expenses
of 875 Third Avenue for the year ended December 31, 1996.   October 17, 1997

Statement of revenue over certain operating expenses
of 280 Park Avenue for the year ended December 31, 1996.    October 17, 1997

                                                /s/ PricewaterhouseCoopers LLP
                                                PricewaterhouseCoopers LLP

Boston, Massachusetts
December 4, 1998